Exhibit 99.1 Barclays Global Automotive Conference November 2019 Improving the experience of a world in motionExhibit 99.1 Barclays Global Automotive Conference November 2019 Improving the experience of a world in motion

Important information Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the ability of Adient to effectively launch new business at forecasted and profitable levels, the ability of Adient to execute its turnaround plan, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, the impact of tax reform legislation through the Tax Cuts and Jobs Act, the ability of Adient to meet debt service requirements, terms of financing, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, the cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 filed with the SEC on November 29, 2018 and quarterly reports on Form 10-Q filed with the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon. This document also contains non-GAAP financial information because Adient’s management believes it may assist investors in evaluating Adient’s on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. A reconciliation of non-GAAP measures to their closest GAAP equivalent are included in the appendix. Reconciliations of non-GAAP measures related to FY2019 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations. Barclays Global Automotive Conference – November 2019 2 Adient – Improving the experience of a world in motionImportant information Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the ability of Adient to effectively launch new business at forecasted and profitable levels, the ability of Adient to execute its turnaround plan, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, the impact of tax reform legislation through the Tax Cuts and Jobs Act, the ability of Adient to meet debt service requirements, terms of financing, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, the cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 filed with the SEC on November 29, 2018 and quarterly reports on Form 10-Q filed with the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon. This document also contains non-GAAP financial information because Adient’s management believes it may assist investors in evaluating Adient’s on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. A reconciliation of non-GAAP measures to their closest GAAP equivalent are included in the appendix. Reconciliations of non-GAAP measures related to FY2019 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations. Barclays Global Automotive Conference – November 2019 2 Adient – Improving the experience of a world in motion

Today’s agenda and presenters Jerome Dorlack Vice President Seating Americas > Americas overview Jeffrey Stafeil Executive Vice President and Chief Financial Officer > Financial overview Barclays Global Automotive Conference – November 2019 3 Adient – Improving the experience of a world in motionToday’s agenda and presenters Jerome Dorlack Vice President Seating Americas > Americas overview Jeffrey Stafeil Executive Vice President and Chief Financial Officer > Financial overview Barclays Global Automotive Conference – November 2019 3 Adient – Improving the experience of a world in motion

Executive summary Leading competitive position in a strong and vital market > Adient maintains one of the largest market shares (~33%) in a concentrated segment with few global competitors > Well diversified customer mix - no customer is greater than 12% of total consolidated sales > High barriers to entry; replacement business typically won at a high rate (>90%) as switching costs for customers are high Opportunity to materially increase earnings and free cash flow > Bridging the margin gap versus key competitors represents enormous opportunity > Right-sizing structures and mechanisms expected to have positive impact over the next several years > Earnings and cash flow improvement expected from “self-help” initiatives (not dependent on improving industry conditions) New team and plan being deployed > CEO and operating team aligned on turnaround plan > Back-to-basics approach implemented to simplify structure, enhance accountability and speed up decision making > Initiatives to improve profitabilty gaining momentum, as evidenced by Adient‘s H2FY19 financial results Joint venture structure a significant and underappreciated asset > Highly profitable network of JVs generating significant cash flow > Estimated 40% - 45% share of China’s passenger Seating market driven by strategic customer partnerships > Approximately 70% of annual equity income converts into cash dividends > Underlying balance sheets of Chinese JVs very strong (approximately $1.3B of net cash as December 31, 2018) Barclays Global Automotive Conference – November 2019 4 Adient – Improving the experience of a world in motionExecutive summary Leading competitive position in a strong and vital market > Adient maintains one of the largest market shares (~33%) in a concentrated segment with few global competitors > Well diversified customer mix - no customer is greater than 12% of total consolidated sales > High barriers to entry; replacement business typically won at a high rate (>90%) as switching costs for customers are high Opportunity to materially increase earnings and free cash flow > Bridging the margin gap versus key competitors represents enormous opportunity > Right-sizing structures and mechanisms expected to have positive impact over the next several years > Earnings and cash flow improvement expected from “self-help” initiatives (not dependent on improving industry conditions) New team and plan being deployed > CEO and operating team aligned on turnaround plan > Back-to-basics approach implemented to simplify structure, enhance accountability and speed up decision making > Initiatives to improve profitabilty gaining momentum, as evidenced by Adient‘s H2FY19 financial results Joint venture structure a significant and underappreciated asset > Highly profitable network of JVs generating significant cash flow > Estimated 40% - 45% share of China’s passenger Seating market driven by strategic customer partnerships > Approximately 70% of annual equity income converts into cash dividends > Underlying balance sheets of Chinese JVs very strong (approximately $1.3B of net cash as December 31, 2018) Barclays Global Automotive Conference – November 2019 4 Adient – Improving the experience of a world in motion

Adient Americas Region Today

ADIENT

Adient is a critical supplier in automotive seating, supplying approximately one out of every three automotive seats worldwide

Adient Americas

FY19 Revenue

~$7.8B

Consolidated revenue

Americas market share*


Adient
~ 33%
Lear
Magna
Other
TS-Tech
Faurecia

We supply

6.4M*

seat systems per year

Americas revenue by customer


Ford
16%
Toyota
14%
GM
12%
Honda
11%
Nissan
10%
VW
7%
Other
8%
FCA
22%

*Source: External and management estimates.

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Adient Americas Footprint

ADIENT


Canada
1
28
United States
Mexico
19
South America
7

55 Facilities
5 Countries
36,500 Employees

United States

- Plymouth – Tech Center
- Avanzar San Antonio – JIT/Components
- Bridgewater Detroit – JIT
- Bridgewater Warren – JIT
- Bridgewater Estaboga – JIT
- Bridgewater Lansing – JIT
- Columbia – JIT
- Del Rio – Warehouse
- El Paso – Warehouse
- Georgetown – JIT/Foam
- Greenfield – JIT/Foam
- Madison Heights – Small Parts
- Murfreesboro – JIT
- Newark – JIT/Components
- Northwood – JIT
- Princeton – Overheads
- Pulaski – Foam
- Riverside – JIT
- Setex – JIT
- Sycamore – JIT
- West Point – JIT
- Winchester – Service
- Athens – SS&M
- Battle Creek – SS&M
- Clanton – SS&M
- Eldon – SS&M
- Lakewood – SS&M
- Lexington – SS&M

Canada

- Tillsonburg – Foam

Mexico

- Acuna – Trim
- Aguacalientes – JIT
- Avanzar Apaseo el Grande – JIT
- Derramadero – JIT
- Ediasa 1 – Trim
- Ediasa 3 – Trim
- Ediasa 4 – Trim
- Ediasa 6 – Trim
- Lerma Fabrics – Fabrics
- Lerma Sequencing Center – JIT/ Trim
- Puebla – JIT/Trim
- Queretaro – Foam & Tech Center
- Technotrim Monclova – Trim
- Technotrim Saltillo – Foam/Trim
- Matamoros Metals – SS&M
- Ramos Metals – SS&M
- Ramos Stamping –SS&M
- Tlaxcala – SS&M

South America

- Sao Jose dos Pinhais – JIT
- Gravatai AE Plant – JIT/Foam
- Pouso Alegre – Trim
- Quatro Barras Michel Thierry – Fabrics
- Rosario – JIT/Trim
- Sao Bernado do Campo – JIT & Tech Ctr.

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Adient Americas Leadership Team – Back-to-Basics Organization Established three fully integrated Regions with direct functional oversight > Key external hires to accelerate the turnaround > Seating and SS&M combined > Commercial and Program Management combined > Key functional leadership added as direct reports > Extremely positive customer feedback on providing single points of contact Barclays Global Automotive Conference – November 2019 7 Adient – Improving the experience of a world in motionAdient Americas Leadership Team – Back-to-Basics Organization Established three fully integrated Regions with direct functional oversight > Key external hires to accelerate the turnaround > Seating and SS&M combined > Commercial and Program Management combined > Key functional leadership added as direct reports > Extremely positive customer feedback on providing single points of contact Barclays Global Automotive Conference – November 2019 7 Adient – Improving the experience of a world in motion

Adient America’s Turnaround Plan is on Track Despite Challenges FY2019 Stabilization ➢ Renewed emphasis on discipline in fundamentals ➢ ➢ ➢ ➢ ➢ ➢ Barclays Global Automotive Conference – November 2019 8 Adient – Improving the experience of a world in motionAdient America’s Turnaround Plan is on Track Despite Challenges FY2019 Stabilization ➢ Renewed emphasis on discipline in fundamentals ➢ ➢ ➢ ➢ ➢ ➢ Barclays Global Automotive Conference – November 2019 8 Adient – Improving the experience of a world in motion

Stabilizing the Adient Americas Business › Laser focus on waste reduction via plant centered ideology → go and see → then FY19 Cost Improvement Trend $100 deploy world class resources to resolve ($M) $90 $80 › Cross-functional involvement in launches, $70 on the shop floor, yielding benefits in more $60 predictable and increasingly successful launch events $50 $40 $30 › Overall launch complexity continues to $20 trend down after high water mark in FY19: $10 Actual Forecast FY19 FY20 $0 Platinum 3 1 FY19 Operational Inefficiencies H1 H2 Gold 8 5 Barclays Global Automotive Conference – November 2019 9 Adient – Improving the experience of a world in motionStabilizing the Adient Americas Business › Laser focus on waste reduction via plant centered ideology → go and see → then FY19 Cost Improvement Trend $100 deploy world class resources to resolve ($M) $90 $80 › Cross-functional involvement in launches, $70 on the shop floor, yielding benefits in more $60 predictable and increasingly successful launch events $50 $40 $30 › Overall launch complexity continues to $20 trend down after high water mark in FY19: $10 Actual Forecast FY19 FY20 $0 Platinum 3 1 FY19 Operational Inefficiencies H1 H2 Gold 8 5 Barclays Global Automotive Conference – November 2019 9 Adient – Improving the experience of a world in motion

Americas Delivers Flawless Launch of the New Daimler GLB Back to basics approach is delivering strong results > The all-new Daimler Mercedes- Benz GLB completed a flawless seating launch in Q4 of FY19 > Achieved all Adient launch performance metrics through the measurement window > This vehicle continues to reinforce Adient’s strategy of increasing content through three row SUVs > Successfully executing this Gold launch demonstrates significant Y-O-Y improvement in the Americas region This highlights one of the Americas 48 flawless launches in FY19 Barclays Global Automotive Conference – November 2019 10 Adient – Improving the experience of a world in motionAmericas Delivers Flawless Launch of the New Daimler GLB Back to basics approach is delivering strong results > The all-new Daimler Mercedes- Benz GLB completed a flawless seating launch in Q4 of FY19 > Achieved all Adient launch performance metrics through the measurement window > This vehicle continues to reinforce Adient’s strategy of increasing content through three row SUVs > Successfully executing this Gold launch demonstrates significant Y-O-Y improvement in the Americas region This highlights one of the Americas 48 flawless launches in FY19 Barclays Global Automotive Conference – November 2019 10 Adient – Improving the experience of a world in motion

Transitioning to the Improvement Phase of the Americas Turnaround

ADIENT

FY2020 - FY2022: Improvement phase

Expand ROCE, drive incremental cash flow and increase levels of customer satisfaction

Specific focus areas underpin expected improvement in FY20

Operational Excellence

- Clear KPIs for each plant
- Compensation aligned to EBITDA
- Increased asset utilization and improved OEE

Program Management

- Effective management cadence
- Ownership mindset
- Strong plant support

Cost Management

- Strong VA/VE discipline
- Effective Product Change Management
- New Purchasing Cost Tables and processes

Customer Satisfaction

- Customer aligned resources
- Improve Problem Solving capabilities
- Improve Customer Scorecards

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Financial overview



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Adient – Improving the experience of a world in motion

FY 2019 key financials[1]

ADIENT



	FY19 Q1	FY19 Q2	FY19 Q3	FY19 Q4
Sales ($ Millions)	$4,158	$4,228	$4,219	$3,921
Adjusted EBITDA ($ Millions)	176	191	205	215
Margin	4.23%	4.52%	4.86%	5.48%
Margin excl. Equity Income	2.24%	3.03%	3.29%	3.60%

Third consecutive quarter of sequential improvement

Improved operational performance in Americas and EMEA has driven sequential improvement in Adient's financial results – more than offsetting weaker than expected market conditions in China and impact of GM strike

1 – On an adjusted basis, see appendix for detail and reconciliation to U.S. GAAP

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Americas and EMEA driving H2 improvement

ADIENT

Adj.-EBITDA performance H2 vs H1 FY19


Americas
2.00%
$77M
3.38%
$133M
+$56M
+138 bps
EMEA
1.78%
$61M
3.07%
$100M
+$39M
+129 bps
Asia
10.97%**
$277M
9.74%**
$236M
-$41M
-123 bps
Total Adient *
+$53M
+78 bps
$367M
4.38%
$420M
5.16%
H1
H2

* Includes corporate of $(48)M in H1 and $(49)M H2

** Adj. – EBITDA margin excluding equity income

- Turnaround actions implemented in the Americas and EMEA throughout FY19 gained traction and drove just under $100M in improved Adj.-EBITDA performance in H2 vs. H1
  - Margins improved 138 bps and 129 bps for Americas and EMEA, respectively, H2 vs. H1
- Worse than expected industry headwinds in China partially offset the improved operating results within the Americas and EMEA
  - The Asia region successfully flexed headcount and fixed costs to limit the negative impact of the significant volume decline

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Cash flow & debt [1]

ADIENT

Free Cash Flow

(in $ millions)	FY19 Q4 FY19	FY19 Full Year	FY18 Q4 FY18	FY18 Full Year
Adjusted-EBITDA	$ 215	$ 787	$ 250	$ 1,196
(+/-) Net Equity in Earnings	(53)	(68)	(77)	(96)
(-) Restructuring	(18)	(130)	(35)	(174)
(-) Becoming ADNT	-	-	(12)	(50)
(+/-) Net Customer Tooling	30	73	51	31
(+/-) Past Due Receivables	(14)	(1)	20	18
(+/-) Trade Working Capital (Net AR/AP + Inventory)	(91)	(179)	307	174
(+/-) Accrued Compensation	(31)	17	(16)	(135)
(-) Interest paid	(55)	(137)	(56)	(143)
(-) Taxes paid	(24)	(112)	6	(138)
(+/-) Other	43	58	1	(4)
Operating Cash flow	$ 2	$ 308	$ 439	$ 679
(-) CapEx [2]	(118)	(468)	(132)	(536)
Free Cash flow	$ (116)	$ (160)	$ 307	$ 143 [3]

Highly sensitive to quarter end dates

Debt

> Cash and cash equivalents of $924M at September 30, 2019
> No near-term maturities
> Adient will continue to monitor and assess its cash position (deleveraging is a priority)

Net Debt

(in $ millions)	September 30 2019	September 30 2018
Cash	$ 924	$ 687
Total Debt	3,738	3,430
Net Debt	$ 2,814	$ 2,743

1 – Free cash flow defined as operating cash flow less CapEx
2 - CapEx by segment for the quarter: Americas $51M, EMEA $56M, Asia $11M; CapEx by segment for the fiscal year: Americas $190M, EMEA $237M, Asia $41M
3 – FY18 Free cash flow excluding benefits associated with the expansion of an accounts receivable financing facility $1M

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Outlook – key drivers expected to influence FY20

Lower launch costs

Softening end markets
(lower volumes / negative mix)

VAVE initiatives

Commercial discipline

Operational improvements
(full year run rate of FY19 actions + FY20 actions)

FX

Reduced launch activity

Adient's self-help opportunities are expected to drive improved earnings and cash flow in FY20 despite increased macro headwinds

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FY20 Outlook – key financial metrics *

ADIENT

Metric	Outlook
Consolidated sales	~$15.6B - $15.8B
Adj.-EBITDA	~$820M - $860M
Equity income	~$265M - $275M (incl. in Adj. EBITDA; YFAI$45M)
Interest expense	~$200M
Cash tax	~$100M - $110M Memo: ETR: high 30% range
CapEx	~$465M - $485M
Free cash flow	Breakeven

- FY20 consolidated sales expected to range between $15.6B and $15.8B
- Key focus areas (operational improvements, launch management, cost containment and commercial discipline) expected to drive earnings growth in FY20 vs. FY19
  - Improved performance for the metals business is expected to be a key driver in earnings and margins growth in Americas and EMEA
  - Improved operating results expected to be partially offset by certain macro pressures such as lower volumes and FX
- Focused capital expenditures supporting customer launch plans; opportunity to further reduce in out years
- Increased operating profit, focus on capital expenditures and a decrease in cash restructuring expected to drive improved FCF vs. FY19

Other modeling considerations

- FY20 depreciation of ~$300M, up slightly vs FY19, driven primarily by SS&M asset impairment occurrences during FY19
- Non-controlling interest expected to trend higher in FY20 vs FY19, driven primarily by the reduced ownership stake in Adient Aerospace (~$10-15M)

Reconciliations of non-GAAP measures related to FY2020 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations

* FY2020 outlook was previously issued on November 7, 2019 (the date of Adient's FY2019-Q4 earnings release) and is not being updated in this presentation

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Reasons to invest in Adient Leveraging our Increased Focused on the leading position shareholder core business in China value Critical supplier in the Unique and longstanding automotive seating business, position in China through our with a leading market position joint venture structure New management team in place executing a comprehensive Market leader turnaround plan Strong operating performance Significant opportunity to improve earnings and with significant and stable cash flow cash position Barclays Global Automotive Conference – November 2019 18 Adient – Improving the experience of a world in motionReasons to invest in Adient Leveraging our Increased Focused on the leading position shareholder core business in China value Critical supplier in the Unique and longstanding automotive seating business, position in China through our with a leading market position joint venture structure New management team in place executing a comprehensive Market leader turnaround plan Strong operating performance Significant opportunity to improve earnings and with significant and stable cash flow cash position Barclays Global Automotive Conference – November 2019 18 Adient – Improving the experience of a world in motion

ADIENT

APPENDIX -
Company overview



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Adient – Improving the experience of a world in motion

Adient today

ADIENT

Adient is a critical supplier in automotive seating, supplying approximately one out of every three automotive seats worldwide

NYSE: ADNT

FY19 Revenue

~$16.5B
Consolidated revenue

Strong and diversified revenue mix:

Passenger car	~37%
Truck	~23%
CUV / SUV	~40%

~$7.9B
Unconsolidated seating revenue

~$7.6B
Unconsolidated interiors revenue

Global market share (2018 market ~$60B)*


Adient
33%
Lear
Faurecia
Toyota Boshoku
Magna
Other

Revenue by geography*


Americas
33%
Europe / Africa
27%
Asia / Pacific
6%
China
34%

23M+
seat systems per year

*Adient share includes non-consolidated revenue. Revenue by geography based on FY2019 (consolidated and non-consolidated). Source: External and management estimates.

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We are located where our customers need us most Global locations manufacturing facilities 220 countries 35 Global employees 83,000 Barclays Global Automotive Conference – November 2019 Adient – Improving the experience of a world in motion 21 Adient - Improving the experience of a world in motionWe are located where our customers need us most Global locations manufacturing facilities 220 countries 35 Global employees 83,000 Barclays Global Automotive Conference – November 2019 Adient – Improving the experience of a world in motion 21 Adient - Improving the experience of a world in motion

Strong customer diversification

ADIENT

We work with the
world's largest automotive manufacturers
across the globe


JLR
2%
PSA
2%
Renault
3%
BMW
5%
Volvo
6%
Daimler
7%
VW
12%
European
OEM's
36%
Others
10%
Ford
11%
FCA
10%
GM
6%
N. American
OEM's
27%
Asian
OEM's
27%
Toyota
8%
Nissan
8%
Honda
6%
Hyundai
Kia
4%

- **Industry leading diversification**
  - **By customer**
    No customer is greater than 12% of total consolidated sales
  - **By platform**
    No platform is greater than ~5% of total consolidated sales
- **Ability to leverage products across customers and regions**
- **Scale provides leverage to optimize cost structure**

Based on ADNT's FY19 consolidated sales

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Our Seating Joint Venture partnerships in China enable us to enjoy a clear leadership position in China

ADIENT

We generated

$7.4B

sales revenue in FY2019

We employ

31,000

highly engaged employees including **>1,400** engineers

We have

19

seating joint ventures*

with

~ 40% - 45%

combined share of the passenger vehicle market**

We have

~79

manufacturing locations

4

global tech centers

in **30** cities

Note: Sales revenue and all other data on slide exclude YFAI
** Includes six consolidated JVs*
*** Based on FY19 mgmt. estimates*

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Adient delivers a diverse range of seating products and solutions

We partner with OEMs to develop customized seating systems that excel in quality and craftsmanship
We utilize lightweight, innovative materials to enhance fuel efficiency and vehicle differentiation


STRUCTURES AND MECHANISMS

From front and rear structures to tracks, recliners, height adjusters and locks, our products are based on standardized, modular designs, making them compatible with a majority of vehicle makes and models.


FOAM

Every year, we produce 300 million chemical pounds of foam for automotive cushions, backrests, head restraints and more. Our expertise delivers high-quality, high-performance foam formulations that deliver passenger comfort without sacrificing safety.


FABRICS

Whether it's the leather on a seat and head restraint or the woven material over a door panel and armrest, our fabrics create an emotional appeal to consumers. From embossing and embroidery to high-frequency welding and inkjet printing, the design possibilities are endless.


TRIM

We deliver complete cut-and-sew solutions for seats, armrests and head restraint covers on a just-in-time basis. Our state-of-the-art trim technology and employees' craftsmanship deliver customized, perfectly shaped seat covers.

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Well positioned innovation and product portfolio

Global Industry trends

- **Safety**
- **Electrification**
  - Slim & lightweight
  - Connectivity
- **Urbanization**
- **Shared ownership/ride**
  - Internet of Things
  - Smart materials
- **Autonomous driving**
  - Individualization
  - New shapes







Implications for seating

- **Changes in vehicle architecture & power managment**
  - Light-weight
  - Low block height
  - Smart, individualized heating & cooling
- **Changes in vehicle features**
  - Passenger health & safety status sensor
  - Pre-adjustment of seat for shared mobility
- **Changes in seating functionality & safety**
  - Multi-purpose swivel structure
  - “Business-class” type comfort seats
  - New safety standards (crash requirements)

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APPENDIX –
Financial reconciliations



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Adient – Improving the experience of a world in motion

Non-GAAP financial measurements > Adjusted EBIT, Adjusted EBIT margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income attributable to Adient, Adjusted effective tax rate, Adjusted earnings per share, Adjusted equity income, Adjusted free cash flow, Net debt and Net leverage as well as other measures presented on an adjusted basis are not recognized terms under U.S. GAAP and do not purport to be alternatives to the most comparable U.S. GAAP amounts. Since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies. > Adjusted EBIT, Adjusted EBIT margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income attributable to Adient, Adjusted effective tax rate, Adjusted earnings per share, Adjusted equity income, Adjusted free cash flow, Net debt and Net leverage are measures used by management to evaluate the operating performance of the company and its business segments to forecast future periods. ‒ Adjusted EBIT is defined as income before income taxes and noncontrolling interests excluding net financing charges, restructuring, impairment and related costs, purchase accounting amortization, transaction gains/losses, expenses associated with becoming an independent company, other significant non-recurring items, and net mark-to-market adjustments on pension and postretirement plans. Adjusted EBIT margin is adjusted EBIT as a percentage of net sales. ‒ Adjusted EBITDA is defined as adjusted EBIT excluding depreciation and stock based compensation. Certain corporate-related costs are not allocated to the business segments in determining Adjusted EBITDA. Adjusted EBITDA margin is adjusted EBITDA as a percentage of net sales. ‒ Adjusted net income attributable to Adient is defined as net income attributable to Adient excluding restructuring, impairment and related costs, purchase accounting amortization, transaction gains/losses, expenses associated with becoming an independent company, other significant non-recurring items, net mark-to-market adjustments on pension and postretirement plans, the tax impact of these items and other discrete tax charges/benefits. ‒ Adjusted effective tax rate is defined as adjusted income tax provision as a percentage of adjusted income before income taxes. ‒ Adjusted earnings per share is defined as Adjusted net income attributable to Adient divided by diluted weighted average shares. ‒ Adjusted equity income is defined as equity income excluding amortization of Adient's intangible assets related to its non-consolidated joint ventures and other unusual or one-time items impacting equity income. ‒ Free cash flow is defined as cash from operating activities less capital expenditures. ‒ Adjusted free cash flow is defined as free cash flow adjusted for cash transferred from the former Parent post separation. ‒ Net debt is calculated as gross debt less cash and cash equivalents. ‒ Management uses these measures to evaluate the performance of ongoing operations separate from items that may have a disproportionate impact on any particular period. These measures are also used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry Barclays Global Automotive Conference – November 2019 27 Adient – Improving the experience of a world in motionNon-GAAP financial measurements > Adjusted EBIT, Adjusted EBIT margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income attributable to Adient, Adjusted effective tax rate, Adjusted earnings per share, Adjusted equity income, Adjusted free cash flow, Net debt and Net leverage as well as other measures presented on an adjusted basis are not recognized terms under U.S. GAAP and do not purport to be alternatives to the most comparable U.S. GAAP amounts. Since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies. > Adjusted EBIT, Adjusted EBIT margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income attributable to Adient, Adjusted effective tax rate, Adjusted earnings per share, Adjusted equity income, Adjusted free cash flow, Net debt and Net leverage are measures used by management to evaluate the operating performance of the company and its business segments to forecast future periods. ‒ Adjusted EBIT is defined as income before income taxes and noncontrolling interests excluding net financing charges, restructuring, impairment and related costs, purchase accounting amortization, transaction gains/losses, expenses associated with becoming an independent company, other significant non-recurring items, and net mark-to-market adjustments on pension and postretirement plans. Adjusted EBIT margin is adjusted EBIT as a percentage of net sales. ‒ Adjusted EBITDA is defined as adjusted EBIT excluding depreciation and stock based compensation. Certain corporate-related costs are not allocated to the business segments in determining Adjusted EBITDA. Adjusted EBITDA margin is adjusted EBITDA as a percentage of net sales. ‒ Adjusted net income attributable to Adient is defined as net income attributable to Adient excluding restructuring, impairment and related costs, purchase accounting amortization, transaction gains/losses, expenses associated with becoming an independent company, other significant non-recurring items, net mark-to-market adjustments on pension and postretirement plans, the tax impact of these items and other discrete tax charges/benefits. ‒ Adjusted effective tax rate is defined as adjusted income tax provision as a percentage of adjusted income before income taxes. ‒ Adjusted earnings per share is defined as Adjusted net income attributable to Adient divided by diluted weighted average shares. ‒ Adjusted equity income is defined as equity income excluding amortization of Adient's intangible assets related to its non-consolidated joint ventures and other unusual or one-time items impacting equity income. ‒ Free cash flow is defined as cash from operating activities less capital expenditures. ‒ Adjusted free cash flow is defined as free cash flow adjusted for cash transferred from the former Parent post separation. ‒ Net debt is calculated as gross debt less cash and cash equivalents. ‒ Management uses these measures to evaluate the performance of ongoing operations separate from items that may have a disproportionate impact on any particular period. These measures are also used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry Barclays Global Automotive Conference – November 2019 27 Adient – Improving the experience of a world in motion

Non-GAAP reconciliations - EBIT, Adjusted EBIT, Adjusted EBITDA

	Three months ended September 30						Twelve months ended September 30					
	2019			2018			2019			2018		
(in $ millions)	GAAP	Adj.	Adjusted	GAAP	Adj.	Adjusted	GAAP	Adj.	Adjusted	GAAP [1]	Adj.	Adjusted
Net sales	$ 3,921	$ -	$ 3,921	$ 4,145	$ -	$ 4,145	$ 16,526	$ -	$ 16,526	$ 17,439	$ -	$ 17,439
Cost of sales [(2)]	3,708	(4)	3,704	3,969	(25)	3,944	15,725	(33)	15,692	16,535	(128)	16,407
Gross profit	213	4	217	176	25	201	801	33	834	904	128	1,032
Selling, general and administrative expenses [(3)]	160	(7)	153	155	(13)	142	671	(40)	631	730	(79)	651
Restructuring and impairment costs [(4)]	17	(17)	-	809	(809)	-	176	(176)	-	1,181	(1,181)	-
Equity income (loss) [(5)]	66	8	74	(281)	370	89	275	11	286	(13)	398	385
Earnings (loss) before interest and income taxes (EBIT)	$ 102	$ 36	$ 138	$ (1,069)	$ 1,217	$ 148	$ 229	$ 260	$ 489	$ (1,020)	$ 1,786	$ 766
Ebit margin:	2.60%		3.52%	*		3.57%	1.39%		2.96%	*		4.39%
Ebit margin excluding Equity income:	0.92%		1.63%	*		1.42%	-0.28%		1.23%	*		2.18%
** Measure not meaningful*												
Memo accounts:												
Depreciation			73			99			278			393
Stock based compensation costs			4			3			20			37
Adjusted EBITDA			$ 215			$ 250			$ 787			$ 1,196
Adjusted EBITDA margin:			5.48%			6.03%			4.76%			6.86%
Adjusted EBITDA margin excluding Equity income:			3.60%			3.88%			3.03%			4.65%

[1] The presentation of certain amounts have been revised from what was previously reported to retrospectively adopt Accounting Standard Update (ASU) 2017-07, "Compensation-Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost." See Note 4, "Revisions to Previously Reported Amounts", for more information.

	Three months ended September 30		Twelve months ended September 30	
	2019	2018	2019	2018
Purchase accounting amortization	$ 2	$ 1	$ 5	$ 1
Restructuring related charges	1	12	24	51
Futuris integration	1	3	4	18
Becoming Adient	-	9	-	46
Prior period adjustments	-	-	-	8
Other	-	-	-	4
[2] Cost of sales adjustment	$ 4	$ 25	$ 33	$ 128
Purchase accounting amortization	$ 7	$ 10	$ 35	$ 46
Becoming Adient	-	3	-	16
Restructuring related charges	-	-	2	1
Transaction costs	-	-	3	1
Futuris integration	-	-	-	4
SS&M non-recurring consulting fees	-	-	-	11
[3] Selling, general and administrative adjustment	$ 7	$ 13	$ 40	$ 79
Restructuring charges	$ 5	$ 25	$ 92	$ 46
Long-lived asset impairment - SS&M	-	787	66	787
Held for sale asset adjustments *	12	(3)	18	49
Goodwill impairment	-	-	-	299
[4] Restructuring and impairment adjustment	$ 17	$ 809	$ 176	$ 1,181
* Relates primarily to the India Tech Center for the three months ended September 30, 2019 and the Detroit properties and airplanes for fiscal year 2018				
Purchase accounting amortization	$ 3	$ 6	$ 4	$ 22
Restructuring related charges	3	6	5	10
Impairment of YFAI investment	-	358	-	358
Tax adjustment at YFAI	2	-	2	8
[5] Equity income adjustment	$ 8	$ 370	$ 11	$ 398

Barclays Global Automotive Conference – November 2019 28

Non-GAAP reconciliations - EBIT, Adjusted EBIT, Adjusted EBITDA (prior periods)

ADIENT

(in $ millions)	Three months ended December 31 2018 GAAP	Three months ended December 31 2018 Adj.	Three months ended December 31 2018 Adjusted	Three months ended March 31 2019 GAAP	Three months ended March 31 2019 Adj.	Three months ended March 31 2019 Adjusted	Three months ended June 30 2019 GAAP	Three months ended June 30 2019 Adj.	Three months ended June 30 2019 Adjusted
Net sales	$ 4,158	$ -	$ 4,158	$ 4,228	$ -	$ 4,228	$ 4,219	$ -	$ 4,219
Cost of sales (1)	3,978	(10)	3,968	4,031	(14)	4,017	4,008	(6)	4,002
Gross profit	180	10	190	197	14	211	211	6	217
Selling, general and administrative expenses (2)	178	(10)	168	168	(11)	157	165	(11)	154
Restructuring and impairment costs (3)	31	(31)	-	113	(113)	-	15	(15)	-
Equity income (loss) (4)	83	-	83	62	1	63	64	2	66
Earnings (loss) before interest and income taxes (EBIT)	$ 54	$ 51	$ 105	$ (22)	$ 139	$ 117	$ 95	$ 34	$ 129
Ebit margin:	*1.30%*		*2.53%*	*		*2.77%*	*2.25%*		*3.06%*
Ebit margin excluding Equity Income:	*		*0.53%*	*		*1.28%*	*0.73%*		*1.49%*
** Measure not meaningful*									
Memo accounts:									
Depreciation			65			72			68
Stock based compensation costs			6			2			8
Adjusted EBITDA			$ 176			$ 191			$ 205
Adjusted EBITDA margin:			*4.23%*			*4.52%*			*4.86%*
Adjusted EBITDA margin excluding Equity Income:			*2.24%*			*3.03%*			*3.29%*

	Three months ended December 31 2018	Three months ended March 31 2019	Three months ended June 30 2019
Purchase accounting amortization	$ -	$ 1	$ 2
Restructuring related charges	9	11	3
Futuris integration	1	2	1
Cost of sales adjustment [1]	$ 10	$ 14	$ 6
Purchase accounting amortization	$ 10	$ 9	$ 9
Restructuring related charges	-	1	-
Transaction costs	-	1	2
[2] Selling, general and administrative adjustment	$ 10	$ 11	$ 11
Restructuring charges	$ 25	$ 47	$ 15
Long-lived asset impairment - SS&M	-	66	-
Held for sale adjustments	6	-	-
[3] Restructuring and impairment adjustment	$ 31	$ 113	$ 15
Purchase accounting ammortization	$ -	$ -	$ -
Restructuring related charges	-	1	2
Tax adjustments at YFAI	-	-	-
[4] Equity income adjustment	$ -	$ 1	$ 2

Barclays Global Automotive Conference – November 2019 29

Segment Performance

(in $ millions)

	Q1 2018					Q1 2019				
	Americas	EMEA	Asia	Corporate / Recon Items	Consolidated	Americas	EMEA	Asia	Corporate / Recon Items	Consolidated
Net sales	$ 1,786	$ 1,853	$ 648	$ (83)	$ 4,204	$ 1,935	$ 1,640	$ 650	$ (67)	$ 4,158
Adjusted EBITDA	35	82	176	(27)	266	43	2	154	(23)	176
Adjusted EBITDA margin	2.0%	4.4%	27.2%	N/A	6.3%	2.2%	0.1%	23.7%	N/A	4.2%
Adjusted Equity Income	1	3	105	-	109	1	2	80	-	83
Depreciation	34	48	11	3	96	24	29	12	-	65
Capex	62	80	1	-	143	48	84	12	-	144

	Q2 2018					Q2 2019				
	Americas	EMEA	Asia	Corporate / Recon Items	Consolidated	Americas	EMEA	Asia	Corporate / Recon Items	Consolidated
Net sales	$ 1,941	$ 2,056	$ 690	$ (91)	$ 4,596	$ 1,915	$ 1,778	$ 599	$ (64)	$ 4,228
Adjusted EBITDA	98	130	157	(23)	362	34	59	123	(25)	191
Adjusted EBITDA margin	5.0%	6.3%	22.8%	N/A	7.9%	1.8%	3.3%	20.5%	N/A	4.5%
Adjusted Equity Income	2	3	88	-	93	-	3	60	-	63
Depreciation	36	51	11	3	101	27	34	11	-	72
Capex	42	67	14	-	123	52	46	10	-	108

	Q3 2018					Q3 2019				
	Americas	EMEA	Asia	Corporate / Recon Items	Consolidated	Americas	EMEA	Asia	Corporate / Recon Items	Consolidated
Net sales	$ 1,946	$ 1,945	$ 672	$ (69)	$ 4,494	$ 2,010	$ 1,752	$ 530	$ (73)	$ 4,219
Adjusted EBITDA	99	97	146	(24)	318	69	53	110	(27)	205
Adjusted EBITDA margin	5.1%	5.0%	21.7%	N/A	7.1%	3.4%	3.0%	20.8%	N/A	4.9%
Adjusted Equity Income	6	4	84	-	94	1	4	61	-	66
Depreciation	35	52	12	4	103	27	31	10	-	68
Capex	60	69	9	-	138	39	51	8	-	98

	Q4 2018					Q4 2019				
	Americas	EMEA	Asia	Corporate / Recon Items	Consolidated	Americas	EMEA	Asia	Corporate / Recon Items	Consolidated
Net sales	$ 1,991	$ 1,582	$ 649	$ (77)	$ 4,145	$ 1,925	$ 1,505	$ 558	$ (67)	$ 3,921
Adjusted EBITDA	70	55	146	(21)	250	64	47	126	(22)	215
Adjusted EBITDA margin	3.5%	3.5%	22.5%	N/A	6.0%	3.3%	3.1%	22.6%	N/A	5.5%
Adjusted Equity Income	1	2	86	-	89	1	4	69	-	74
Depreciation	36	53	11	-	100	31	32	10	-	73
Capex	69	51	12	-	132	51	56	11	-	118

	Full Year FY18					Full Year FY19				
	Americas	EMEA	Asia	Corporate / Recon Items	Consolidated	Americas	EMEA	Asia	Corporate / Recon Items	Consolidated
Net sales	$ 7,664	$ 7,436	$ 2,659	$ (320)	$ 17,439	$ 7,785	$ 6,675	$ 2,337	$ (271)	$ 16,526
Adjusted EBITDA	302	364	625	(95)	1,196	210	161	513	(97)	787
Adjusted EBITDA margin	3.9%	4.9%	23.5%	N/A	6.9%	2.7%	2.4%	22.0%	N/A	4.8%
Adjusted Equity Income	10	12	363	-	385	3	13	270	-	286
Depreciation	141	204	45	10	400	109	126	43	-	278
Capex	233	267	36	-	536	190	237	41	-	468

Barclays Global Automotive Conference – November 2019

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Supplementary - Seat Structures & Mechanisms (SS&M) progression

ADIENT

Memo: Seat Structures & Mechanisms

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018
Net sales	$ 718	$ 797	$ 783	$ 705	$ 3,003
Adjusted EBITDA	(82)	(34)	(18)	(34)	(168)
Adjusted EBITDA margin	-11.4%	-4.3%	-2.3%	-4.8%	-5.6%
Adjusted Equity Income	12	9	8	15	44
Depreciation	41	45	46	47	179
Capex	71	65	63	56	255

	Q1 2019	Q2 2019*	Q3 2019*	Q4 2019*	FY 2019*
Net sales	$ 727	$ 770	$ 768	$ 706	$ 2,971
Adjusted EBITDA	(72)	(51)	(38)	(21)	(182)
Adjusted EBITDA margin	-9.9%	-6.6%	-4.9%	-3.0%	-6.1%
Adjusted Equity Income	9	9	10	11	39
Depreciation	12	14	12	14	52
Capex	71	46	54	51	222

* Note: Beginning Q2 2019 reportable segments realigned to Americas, EMEA, Asia. Performance of SS&M business shown for illustrative purposes. Adj EBITDA beginning Q2 FY19 assumes a constant corporate allocation with prior year period.

Barclays Global Automotive Conference – November 2019

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